Accounting Policies, by Policy (Policies)	12 Months Ended
Jan. 31, 2014
Accounting Policies [Abstract]
Basis of Accounting, Policy [Policy Text Block]
Basis of presentation

The accompanying consolidated financial statements are presented in United States (“US”) dollars and are prepared in accordance with generally accepted accounting principles in the US (“GAAP”) and the rules and regulations of the Canadian Securities Administrators and US Securities and Exchange Commission (“SEC”) for the preparation of consolidated financial statements.

Our fiscal year commences on February 1st of each year and ends on January 31st of the following year. Our fiscal year, which ended January 31, 2014, is referred to as the “current fiscal year,” “fiscal 2014,” “2014” or using similar words. Our fiscal year, which ended January 31, 2013, is referred to as the “previous fiscal year,” “fiscal 2013,” “2013” or using similar words. Other fiscal years are referenced by the applicable year during which the fiscal year ends. For example, “2015” refers to the annual period ending January 31, 2015 and the “fourth quarter of 2015” refers to the quarter ending January 31, 2015.

We have reclassified certain immaterial items in the consolidated financial statements and the notes to conform to the current presentation.

Consolidation, Policy [Policy Text Block]
Basis of consolidation

The consolidated financial statements include the financial statements of Descartes and our wholly-owned subsidiaries. We do not have any variable interests in variable interest entities. All intercompany accounts and transactions have been eliminated during consolidation.

Fair Value of Financial Instruments, Policy [Policy Text Block]
Financial instruments

Fair value of financial instruments

Financial instruments are comprised of cash and cash equivalents, accounts receivable, accounts payable, accrued liabilities, income taxes payable and debt. The estimated fair values of cash and cash equivalents, accounts receivable, accounts payable, accrued liabilities and income taxes payable are approximate to their book values due to the short-term nature of these instruments. The estimated fair value of debt is approximate to its book value as the interest rates offered under our revolving debt facility are close to market rates for debt of the same remaining maturities.

Foreign exchange risk

We are exposed to foreign exchange risk because a higher proportion of our revenues are denominated in US dollars relative to expenditures. Accordingly, our results are affected, and may be affected in the future, by exchange rate fluctuations of the US dollar relative to the Canadian dollar, euro and various other foreign currencies.

Interest rate risk

We are exposed to interest rate fluctuations to the extent that we borrow on our revolving debt facility, which depending on the type of advance under the available facilities, interest will be charged based on either i) Canada prime rate or US base rate; or ii) LIBOR. As of January 31, 2014, $40.4 million is outstanding under the revolving debt facility with interest charged subject to the Canadian prime rate.

We are also exposed to reductions in interest rates, which could adversely impact expected returns from our investment of corporate funds in interest bearing bank accounts.

Credit risk

We are exposed to credit risk through our invested cash, cash equivalents and accounts receivable. We hold our cash and cash equivalents with reputable financial institutions. The lack of concentration of accounts receivable from a single customer and the dispersion of customers among industries and geographical locations mitigate this risk.

We do not use any type of speculative financial instruments, including but not limited to foreign exchange contracts, futures, swaps and option agreements, to manage our foreign exchange or interest rate risks. In addition, we do not hold or issue financial instruments for trading purposes.

Foreign Currency Transactions and Translations Policy [Policy Text Block]
Foreign currency translation

The US dollar is the presentation currency of the Company. Assets and liabilities are translated into US dollars at the exchange rate in effect at the balance sheet date. Revenues and expenses are translated into US dollars using daily exchange rates. Translation adjustments resulting from this process are accumulated in other comprehensive income (loss) as a separate component of shareholders’ equity. On substantial liquidation of a foreign operation, the component of other comprehensive income relating to that particular foreign operation is recognized in the consolidated statements of operations.

The functional currency of each of our entities is the local currency in which they operate. Transactions incurred in currencies other than the local currency of an entity are converted to the local currency at the transaction date. Monetary assets and liabilities denominated in foreign currencies are re-measured into the local currency at the exchange rate in effect at the balance sheet date. All foreign currency re-measurement gains and losses are included in net income. For the year ended January 31, 2014, foreign currency re-measurement losses of $0.2 million were included in net income (January 31, 2013 - $0.2 million; January 31, 2012 - nil).

Use of Estimates, Policy [Policy Text Block]
Use of estimates

Preparing financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts that are reported in the consolidated financial statements and accompanying note disclosures. Although these estimates and assumptions are based on management’s best knowledge of current events, actual results may be different from the estimates. Estimates and assumptions are used when accounting for items such as allocations of the purchase price and the fair value of net assets acquired in business combination transactions, useful lives of intangible assets and capital assets, allowance for doubtful accounts, collectability of other receivables, provisions for excess or obsolete inventory, restructuring accruals, revenue related estimates including vendor-specific objective evidence (“VSOE”) of selling price and best estimate of selling price (“BESP”), fair value of stock-based compensation, assumptions embodied in the valuation of assets for impairment assessment, valuation allowances for deferred income tax assets, uncertain tax positions and recognition of contingencies.

Cash and Cash Equivalents, Policy [Policy Text Block]	Cash and cash equivalents Cash and cash equivalents include highly liquid short-term deposits with original maturities of three months or less.
Receivables, Trade and Other Accounts Receivable, Allowance for Doubtful Accounts, Policy [Policy Text Block]
Allowance for doubtful accounts

We maintain an allowance for doubtful accounts for estimated losses resulting from the inability of customers to make their required payments. Specifically, we consider the age of the receivables, customers’ payment history, historical write-offs, the creditworthiness of the customer, and current economic trends among other factors. Accounts receivable are written off, and the associated allowance is eliminated, if it is determined that the specific balance is no longer collectible.

Inventory, Policy [Policy Text Block]
Inventory

Finished goods inventories are stated at the lower of cost and market value. Market value is the current replacement cost of the inventory. The cost of finished goods is determined on the basis of average cost of units.

The valuation of inventory, including the determination of obsolete or excess inventory, requires management to estimate the future demand for our products within specified time horizons. We perform an assessment of inventory which includes a review of, among other factors, demand requirements, product life cycle and development plans, product pricing and quality issues. If the demand for our products indicates we are no longer able to sell inventories above cost or at all, we write down inventory to net realizable value or excess inventory is written off.

Impairment or Disposal of Long-Lived Assets, Including Intangible Assets, Policy [Policy Text Block]
Impairment of long-lived assets

We test long-lived assets, such as capital assets and finite life intangible assets, for recoverability when events or changes in circumstances indicate that there may be an impairment. An impairment loss is recognized when the estimate of undiscounted future cash flows generated by such assets is less than the carrying amount. Measurement of the impairment loss is based on the present value of the expected future cash flows. No impairment of long-lived assets has been identified or recorded in our consolidated statements of operations for any of the fiscal years presented.

Goodwill and Intangible Assets, Policy [Policy Text Block]
Goodwill and intangible assets

Goodwill represents the excess of the purchase price in a business combination over the fair value of net tangible and intangible assets acquired. Goodwill is not subject to amortization.

We test for impairment of goodwill at least annually during our third quarter of each year and at any other time if any event occurs or circumstances change that would more likely than not reduce our enterprise value below our carrying amount. Our operations are analyzed by management and our chief operating decision maker as being part of a single industry segment providing logistics technology solutions. Accordingly, our goodwill impairment assessment is based on the allocation of goodwill to a single reporting unit. Our annual goodwill impairment testing during our third quarter of 2014 indicated no evidence of impairment and the fair value of our reporting unit was in excess of its carrying value. As a result, no impairment of goodwill was recorded in fiscal 2014.

We perform further quarterly analysis of whether any event has occurred that would more likely than not reduce our enterprise value below our carrying amounts and, if so, we perform a goodwill impairment test between the annual dates. Any impairment adjustment is recognized as an expense in the period that the adjustment is identified.

Intangible assets related to our acquisitions are recorded at their fair value at the acquisition date. Intangible assets include customer agreements and relationships, non-compete covenants, existing technologies and trade names. Intangible assets are amortized on a straight-line basis over their estimated useful lives. We write down intangible assets with a finite life to fair value when the related undiscounted cash flows are not expected to allow for recovery of the carrying value. Fair value of intangibles is determined by discounting the expected related future cash flows.

Amortization of our intangible assets is generally recorded at the following rates:

Customer agreements and relationships	Straight-line over four to twenty years
Non-compete covenants	Straight-line over two to seven years
Existing technologies	Straight-line over three to twelve years
Trade names	Straight-line over one to fifteen years

Property, Plant and Equipment, Policy [Policy Text Block]
Capital assets

Capital assets are recorded at cost. Depreciation of our capital assets is generally recorded at the following rates:

Computer equipment and software	30% declining balance
Furniture and fixtures	20% declining balance
Leasehold improvements	Straight-line over lesser of useful life or term of lease

Revenue Recognition, Policy [Policy Text Block]
Revenue recognition

We recognize revenue when it is realized or realizable and earned. We consider revenue realized or realizable and earned when there exists persuasive evidence of an arrangement, the product has been delivered or the services have been provided to the customer, the sales price is fixed or determinable and collectability is reasonably assured. All revenue is recognized net of any related sales taxes. In addition to this general policy, the specific revenue recognition policies for each major category of revenue are included below.

Services Revenues - Services revenues are principally comprised of the following: (i) ongoing transactional fees for use of our services and products by our customers, which are recognized as the transactions occur; (ii) professional services revenues from consulting, implementation and training services related to our services and products, which are recognized as the services are performed; (iii) maintenance, subscription and other related revenues, including revenues associated with maintenance and support of our services and products, which are recognized ratably over the subscription period; and (iv) hardware revenues, which are recognized when hardware is shipped.

License Revenues - License revenues are derived from perpetual licenses granted to our customers to use our software products.

We enter into arrangements from time to time that may consist of multiple deliverables which may include any combination of services and software licenses. Our typical multiple-element arrangements involve: (i) software with maintenance support services, (ii) professional services with one time set-up fees and (iii) hardware with services. For any arrangements involving multiple deliverables involving non-software elements (hardware, one time set-up fees, professional services, subscription, etc.) the consideration from the arrangement is allocated to each respective element based on its relative selling price, using VSOE of selling price. In instances when we are unable to establish the selling price using VSOE, we attempt to establish selling price of each element based on acceptable third party evidence of selling price (“TPE”); however we are generally unable to reliably determine the selling price of similar competitor products or services on a stand-alone basis. In these instances, we use our BESP in our allocation of the arrangement consideration. The objective of BESP is to determine the price at which we would transact a sale if the product or service was sold on a stand-alone basis.  We determine BESP for each specific element in a multiple element arrangement considering multiple factors including, but not limited to, market conditions, competitive landscape, internal costs, gross margin objectives and pricing practices.

For arrangements involving multiple deliverables of software with maintenance support services, the revenue is recognized based on Accounting Standard Codification (“ASC”) Subtopic 985-605 “Software: Revenue Recognition”.  If we are unable to determine VSOE of fair value for all of the deliverables of the arrangement, but are able to obtain VSOE of fair value for all the undelivered elements, revenue is allocated using the residual method. Under the residual method, the amount of revenue allocated to the delivered elements equals the total arrangement consideration less the aggregate fair value of any undelivered elements. If VSOE of fair value of any undelivered software items does not exist, revenue from the entire arrangement is initially deferred and recognized at the earlier of: (i) delivery of those elements for which VSOE of fair value did not exist; or (ii) when VSOE of fair value can be established.

Research, Development, and Computer Software, Policy [Policy Text Block]
Research and development costs

To date, we have not capitalized any costs related to research and development of our computer software products. Costs incurred between the dates that the product is considered to be technologically feasible and is considered to be ready for general release to customers have historically been expensed as they have not been significant.

Share-based Compensation, Option and Incentive Plans Policy [Policy Text Block]
Stock-based compensation plans

Stock Options

We maintain stock option plans for directors, officers, employees and other service providers. Options to purchase our common shares are granted at an exercise price equal to the fair market value of our common shares. This fair market value is determined using the closing price of our common shares on the TSX on the day immediately preceding the date of the grant.

Employee stock options generally vest over a five-year period starting from the grant date and expire seven years from the grant date. Directors’ and officers’ stock options generally have quarterly vesting over a three- to five-year period. We issue new shares from treasury upon the exercise of a stock option.

The fair value of employee stock option grants that are ultimately expected to vest are amortized to expense in our consolidated statement of operations based on the straight-line attribution method. The fair value of stock option grants is calculated using the Black-Scholes Merton option-pricing model. Expected volatility is based on historical volatility of our common stock and other factors. The risk-free interest rates are based on Government of Canada average bond yields for a period consistent with the expected life of the option in effect at the time of the grant. The expected option life is based on the historical life of our granted options and other factors.

Performance Share Units

Our board of directors adopted a performance share unit plan effective as of April 30, 2012, pursuant to which certain of our employees are eligible to receive grants of performance share units (“PSUs”). PSUs vest at the end of a three-year performance period. The ultimate number of PSUs that vest is based on the total shareholder return (“TSR”) of our Company relative to the TSR of companies comprising a peer index group. TSR is calculated based on the weighted-average closing price of shares for the five trading days preceding the beginning and end of the performance period. The fair value of PSUs is expensed to stock-based compensation expense over the vesting period. PSUs expire ten years from the grant date. New shares are issued from treasury upon the redemption of a PSU.

PSUs are measured at fair value estimated using a Monte Carlo Simulation approach. Expected volatility is based on historical volatility of our common stock and other factors. The risk-free interest rates are based on the Government of Canada average bond yields for a period consistent with the expected life of PSUs at the time of the grant. The expected PSU life is based on the historical life of our stock options and other factors.

Restricted Share Units

Our board of directors adopted a restricted share unit plan effective as of April 30, 2012, pursuant to which certain of our employees are eligible to receive grants of restricted share units (“RSUs”). RSUs vest annually over a three-year period starting from the grant date and expire ten years from the grant date. We issue new shares from treasury upon the redemption of an RSU.

RSUs are measured at fair value based on the closing price of our common shares for the day preceding the date of the grant and will be expensed to stock-based compensation expense over the vesting period.

Deferred Share Unit Plan

Our board of directors adopted a deferred share unit plan effective as of June 28, 2004, pursuant to which non-employee directors are eligible to receive grants of deferred share units (“DSUs”), each of which has an initial value equal to the weighted-average closing price of our common shares for the five trading days preceding the grant date. The plan allows each director to choose to receive, in the form of DSUs, all, none or a percentage of the eligible director’s fees which would otherwise be payable in cash. If a director has invested less than the minimum amount of equity in Descartes, as prescribed from time to time by the board of directors then the director must take at least 50% of the base annual fee for serving as a director (currently $35,000) in the form of DSUs. Each DSU fully vests upon award but is distributed only when the director ceases to be a member of the board of directors. Vested units are settled in cash based on our common share price when conversion takes place.

Cash-Settled Restricted Share Unit Plan

Our board of directors adopted a cash-settled restricted share unit plan effective as of May 23, 2007, pursuant to which certain of our employees and outside directors are eligible to receive grants of cash-settled restricted share units (“CRSUs”), each of which has an initial value equal to the weighted-average closing price of our common shares for the five trading days preceding the date of the grant. The CRSUs generally vest based on continued employment and have annual vesting over three- to five-year periods. Vested units are settled in cash based on our common share price when conversion takes place, which is within 30 days following a vesting date and in any event prior to December 31st of the calendar year of a vesting date.

Income Tax, Policy [Policy Text Block]
Income taxes

We use the liability method of income tax allocation to account for income taxes. Deferred tax assets and liabilities arise from temporary differences between the tax bases of assets and liabilities and their reported amounts in the consolidated financial statements that will result in taxable or deductible amounts in future years. These temporary differences are measured using enacted tax rates. A valuation allowance is recorded to reduce deferred tax assets to the extent that we consider it is more likely than not that a deferred tax asset will not be realized. In determining the valuation allowance, we consider factors such as the reversal of deferred income tax liabilities, projected taxable income, our history of losses for tax purposes, and the character of income tax assets and tax planning strategies. A change to these factors could impact the estimated valuation allowance and income tax expense.

We evaluate our uncertain tax positions by using a two-step approach to recognizing and measuring uncertain tax positions and provisions for income taxes. The first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates it is more likely than not, based solely on the technical merits, that the position will be sustained on audit, including resolution of related appeals or litigation processes, if any. The second step is to measure the appropriate amount of the benefit to recognize. The amount of benefit to recognize is measured as the maximum amount which is more likely than not to be realized. The tax position is derecognized when it is no longer more likely than not that the position will be sustained on audit.  We continually assesses the likelihood and amount of potential adjustments and adjust the income tax provisions, income taxes payable and deferred income taxes in the period in which the facts that give rise to a revision become known.

Earnings Per Share, Policy [Policy Text Block]
Earnings per share

Basic earnings per share is calculated by dividing net income by the weighted average number of common shares outstanding during the period. Diluted earnings per common share is calculated by dividing net income by the sum of the weighted average number of common shares outstanding and all additional common shares that would have been outstanding if potentially dilutive common shares had been issued during the period. The treasury stock method is used to compute the dilutive effect of stock-based compensation.

New Accounting Pronouncements, Policy [Policy Text Block]
Recently adopted accounting pronouncements

In February 2013, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) 2013-02, “Comprehensive Income” (“ASU 2013-02”). ASU 2013-02 requires an entity to provide information about the amounts reclassified out of accumulated other comprehensive income by component, including presentation of amounts reclassified on the face of the financial statements where net income is presented or in the notes. ASU 2013-02 is effective for condensed and annual periods beginning after December 15, 2012, which is our fiscal year beginning February 1, 2013. The adoption of this amendment has not had a material impact on our results of operations or disclosures.

Recently issued accounting pronouncements not yet adopted

In March 2013, the FASB issued ASU 2013-05, “Foreign Currency Matters” (“ASU 2013-05”). ASU 2013-05 provides clarification on the accounting treatment of currency translation adjustment for entities that cease to have a controlling financial interest in a foreign subsidiary. ASU 2013-05 is effective for condensed and annual periods beginning after December 15, 2013, which is our fiscal year beginning February 1, 2014. The adoption of this amendment is not expected to have a material impact on our results of operations or disclosures.

In July 2013, the FASB issued ASU 2013-11, “Income Taxes” (“ASU 2013-11”). ASU 2013-11 provides clarification on the presentation of unrecognized tax benefits when a net operating loss carryforward, a similar tax loss, or a tax credit carryforward exists. ASU 2013-11 is effective for quarterly and annual periods beginning after December 15, 2013, which is our fiscal year beginning February 1, 2014. The adoption of this amendment is not expected to have a material impact on our results of operations or disclosures.